                               POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints each of:

                               ANDREW M. MURSTEIN

                                      and

                                 JEFFREY J. YIN

and each of them acting individually, with full power of substitution and resubstitution, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

     (1)   prepare, execute, acknowledge, deliver, and file all documents with respect to the securities of Medallion Financial Corp., a Delaware corporation (the "Company"), with the United States Securities and
           Exchange Commission (the "SEC") pursuant to Sections 13 and 16 of the
           Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including: (a) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or Section 16(a) of the
           Act including, without limitation: (i) any acquisition statements on
           Schedule 13D or Schedule 13G and any amendments thereto, (ii) any joint filing agreements pursuant to Rule 13d-1(f) and (iii) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and (b) any information statements on Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act;

     (2)   seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of
           information; and

     (3)   perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

All prior powers of attorney relating to the subject matter set forth herein are hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 10th day of June, 2014.

                                   /s/Henry L. Aaron
                                   -----------------
                                   Name: Henry L. Aaron